Exhibit 99.1

Celularity Expands Advanced Biomaterial Product Commercial Portfolio with Acquisition of Rebound™ Product from Sequence LifeScience, Inc.

FLORHAM PARK, N.J., October 16, 2024 (GLOBE NEWSWIRE) — Celularity Inc. (Nasdaq: CELU) (“Celularity”), a regenerative and cellular medicine company, today announced that it had added to its commercial portfolio of placental-derived advanced biomaterial products with the acquisition of Rebound, a full thickness placental-derived allograft matrix product, from Sequence LifeScience, Inc. (“Sequence”).

“Rebound adds to our portfolio of placental-derived advanced biomaterial products, sales of which through the first half of 2024 were in excess of $24 million, which is greater than our full year sales in 2023,” said Robert J. Hariri, M.D., Ph.D., Chairman, CEO and founder of Celularity. “We expect Rebound sales to contribute meaningfully in the fourth quarter 2024 and to fulfill expected full year 2024 biomaterial sales which we announced in February, augmenting our other revenues from biobanking and research agreements,” added Dr. Hariri, “I am very pleased with Celularity’s commercial traction and optimistic about our future performance.”

Rebound complements Celularity’s existing portfolio of advanced biomaterials, which includes innovative placental-derived products that have shown strong market demand. The addition of Rebound enhances Celularity’s ability to address a broader patient population in wound care and soft tissue repair. By leveraging the unique properties of placental tissues, Celularity continues to differentiate itself in the regenerative medicine market, providing physicians and patients with advanced, natural solutions designed to improve healing outcomes. This acquisition aligns with Celularity’s strategic vision of expanding its offerings and reinforces its leadership in the field of placental-derived biomaterials.

About Celularity

Celularity Inc. (Nasdaq: CELU) is an innovative regenerative and cellular medicine company. It is developing and commercializing advanced biomaterial products and allogeneic, cryopreserved, placental-derived cell therapies, all derived from the postpartum placenta. What sets Celularity apart is its therapeutic programs that target aging-related diseases, including degenerative diseases, cancer, and immune disorders, using mesenchymal-like adherent stromal cells (MLASCs), T-cells engineered with CAR (CAR T-cells), and genetically modified and unmodified natural killer (NK) cells. Celularity’s unique approach, harnessing the placenta’s biology and ready availability, is paving the way for therapeutic solutions that address significant unmet global needs for effective, accessible, and affordable therapies.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as well as within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are “forward-looking statements,” including those relating to future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. The forward-looking statements in this press release include express or implied statements regarding the impact of the Rebound asset on Celularity’s biomaterial sales for the fourth quarter 2024 and full year 2024, and expectations related to commercial performance. Many factors could cause actual results to differ materially from those described in these forward-looking statements, including but not limited to: Celularity’s liquidity situation; the volatility in Celularity’s stock price; inherent risks in biotechnological development, including with respect to the development of novel advanced biomaterials; and the regulatory approval process; along with those risk factors set forth under the caption “Risk Factors” in Celularity’s annual report on Form 10-K filed with the Securities and Exchange Commission (SEC) on July 30, 2024, and other filings with the SEC. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Celularity does not presently know, or that Celularity currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, these forward-looking statements reflect Celularity’s current expectations, plans, or forecasts of future events and views as of the date of this communication. Subsequent events and developments could cause assessments to change. Accordingly, forward-looking statements should not be relied upon as representing Celularity’s views as of any subsequent date, and Celularity undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Carlos Ramirez

Senior Vice President, Celularity Inc.

Carlos.ramirez@celularity.com